Fees Summary	Aug. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,637,412.80
Previously Paid Amount	0.00
Total Fee Amount	364.23
Total Offset Amount	0.00
Net Fee	$ 364.23